FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Supplement to Prospectuses dated November 30, 1998

At a meeting to be held on March 26, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

1.       To elect nine Directors.
2.       To ratify the selection of the Fund's independent auditors.
3.       To make changes to the Fund's fundamental investment policies:

a) To make non-fundamental and to amend the Fund's fundamental investment policy regarding investments in restricted securities;

b) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding; and

c) To make non-fundamental and to amend the Fund's fundamental policy to permit the Fund to invest in the securities of other investment companies.

4. To delete the Fund's fundamental investment policy on concentration of its investments and to reserve freedom to concentrate in the domestic banking industry.


                                                                January 12, 1999







Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
G02538-02 (1/99)